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                                   EXHIBIT 21

        The following is a list of the direct and indirect subsidiaries of the Company as of December 31, 2002. All of the subsidiaries are wholly owned, and are included in the Consolidated Financial Statements, which are a part of this report.

 Subsidiary                                                      State of Organization
 -------------------------------------------------------------------------------------
 Regent Broadcasting, Inc.                                             Delaware
        Regent Broadcasting Midwest, Inc.                              Delaware
               Regent Broadcasting of Mansfield, Inc.                  Delaware
                      Regent Licensee of Mansfield, Inc.               Delaware
                             Regent Broadcasting of Albany, Inc.       Delaware
               Regent Broadcasting of Flint, Inc.                      Delaware
               Regent Broadcasting of Duluth, Inc.                     Delaware
               Regent Broadcasting of Evansville/Owensboro, Inc.       Delaware
        Regent Broadcasting of El Paso, Inc.                           Delaware
               Regent Licensee of El Paso, Inc.                        Delaware
        Regent Broadcasting of Erie, Inc.                              Delaware
               Regent Licensee of Erie, Inc.                           Delaware
        Regent Broadcasting of Lafayette, Inc.                         Delaware
        Regent Broadcasting of Lancaster, Inc.                         Delaware
        Regent Broadcasting of Lexington, Inc.                         Delaware
               Regent Licensee of Lexington, Inc.                      Delaware
        Regent Broadcasting of Peoria, Inc.                            Delaware
        Regent Broadcasting of San Diego, Inc.                         Delaware
               Regent Licensee of San Diego, Inc.                      Delaware
        Regent Broadcasting of St. Cloud, Inc.                         Delaware
               Regent Licensee of St. Cloud, Inc.                      Delaware
        Regent Broadcasting of St. Cloud II, Inc.                      Minnesota
               RepCom, Inc.                                            Minnesota
               Sartell FM, Inc.                                        Minnesota
        Regent Broadcasting of South Carolina, Inc.                    Delaware
               Regent Licensee of South Carolina, Inc.                 Delaware
        Regent Broadcasting of Utica/Rome, Inc.                        Delaware
               Regent Licensee of Utica/Rome, Inc.                     Delaware
        Regent Broadcasting of Watertown, Inc.                         Delaware
               Regent Licensee of Watertown, Inc.                      Delaware
        Regent Broadcasting West Coast, Inc.                           California
               Regent Broadcasting of Chico, Inc.                      Delaware
                      Regent Licensee of Chico, Inc.                   Delaware
               Regent Broadcasting of Flagstaff, Inc.                  Delaware
                      Regent Licensee of Flagstaff, Inc.               Delaware
               Regent Broadcasting of Ft. Collins, Inc.                Delaware
               Regent Broadcasting of Grand Rapids, Inc.               Delaware
                      Haith Broadcasting Corporation                   Michigan

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
 Subsidiary                                                      State of Organization
 -------------------------------------------------------------------------------------
               Regent Broadcasting of Kingman, Inc.                    Delaware
                      Regent Licensee of Kingman, Inc.                 Delaware
               Regent Broadcasting of Lake Tahoe, Inc.                 Delaware
                      Regent Licensee of Lake Tahoe, Inc.              Delaware
               Regent Broadcasting of Palmdale, Inc.                   Delaware
                      Regent Licensee of Palmdale, Inc.                Delaware
               Regent Broadcasting of Redding, Inc.                    Delaware
                      Regent Licensee of Redding, Inc.                 Delaware